UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report: December 19, 2007
Date of earliest event reported: December 17, 2007

PACIFIC ASIA PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52770 (Commission File Number)	30-0349798 (IRS Employer Identification Number)
250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)
(914) 472-6070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e)
     On December 17, 2007, Pacific Asia Petroleum, Inc. awarded 2007 year-end cash bonuses to, and effective January 1, 2008, increased the annual salaries of, the named executive officers listed below, in the amounts set forth below:

Name	Title	Annual Salary	Bonus Award

Frank C. Ingriselli	President and Chief Executive Officer	No Change	$140,000

Stephen F. Groth	Vice President and Chief Financial Officer	$165,000 (increased from $150,000)	$45,000

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 19, 2007

Pacific Asia Petroleum, Inc.
By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer